UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 25, 2012

Date of report (Date of earliest event reported)

CRC HEALTH CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-135172	73-1650429
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20400 Stevens Creek Boulevard, Suite 600, Cupertino, California		95014
(Address of Principal Executive Offices)		(Zip code)

(877) 272-8668

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

As previously reported, during the three months ended June 30, 2011, CRC Health Corporation (“CRC” or “the Company”) changed its managerial and financial reporting structure. As a result of this change, the Company identified its new reportable segments as the recovery, youth and weight management divisions. Prior to this change, the Company had two reportable segments: the recovery and healthy living divisions. The weight management division was previously reported under the healthy living division. In addition, as previously reported in October 2011, the Company restated its financial statements for certain periods. The following presentation contains the Company’s operating segment results and selected financial data from 2008 to September 30, 2011 by quarter in accordance with the revised segments based on its continuing operations as of September 30, 2011.

Non-GAAP Financial Measures

Adjusted Pro Forma EBITDA and EBITDA are supplemental non-GAAP financial measures that CRC believes provide useful information to both management and investors concerning its ability to comply with certain covenants tied to these measures in its borrowing arrangements and to meet its future debt obligations. CRC also believes that reporting of these items allows management and investors to better compare CRC’s financial performance from period-to-period, and to better compare CRC’s financial performance with that of its competitors.

Adjusted Pro Forma EBITDA is defined as EBITDA (earnings before interest, taxes, depreciation and amortization) from continuing operations, further adjusted for the items listed in the tables titled “Reconciliation of consolidated net income (loss) to EBITDA and Adjusted Pro Forma EBITDA”. Adjusted Pro Forma EBITDA takes into account all adjustments which are excluded from EBITDA for purposes of various covenants in the indenture governing CRC’s 10  3/4 % senior subordinated notes due 2016 and its senior secured credit facility, as amended to date. Additionally, Adjusted Pro Forma EBITDA is calculated on a consolidated basis and does not give effect to discontinued operations presentation.

When CRC completes acquisitions during a reporting period, it presents its results of operations on a Pro Forma basis assuming that the acquisition had been completed at the beginning of each period. The Pro Forma adjustments are based upon available information and certain assumptions that CRC believes are reasonable. CRC’s Pro Forma results are for informational purposes only and do not purport to represent what CRC’s results of operations or financial position would have been if the acquisitions had actually been completed at the beginning of such period, nor does such information purport to project the results of operations for any future period.

The presentation of these supplemental non-GAAP financial measures is not meant to be considered in isolation of, or as a substitute for, net income (loss) or other financial results prepared in accordance with GAAP.

Net Revenue for 2011 (in thousands):

	Quarter Ended			Year to Date
	March 31, 2011	June 30, 2011	September 30, 2011	September 30, 2011
Recovery	$85,722	$89,354	$86,636	$261,712
Youth	14,258	19,036	20,708	54,002
Weight Management	6,128	7,781	11,909	25,818
Corporate	43	36	33	112

Total	$106,151	$116,207	$119,286	$341,644

Operating Income (Loss) for 2011 (in thousands):

	Quarter Ended			Year to date
	March 31, 2011	June 30, 2011	September 30, 2011	September 30, 2011
Recovery	$28,167	$30,665	$25,937	$84,769
Youth	(5,347)	75	2,440	(2,832)
Weight Management	775	41	3,037	3,853
Corporate	(9,224)	(8,237)	(7,179)	(24,640)

Total	$14,371	$22,544	$24,235	$61,150

Adjusted Pro Forma EBITDA for 2011 (in thousands):

	Quarter Ended			Year to date
	March 31, 2011	June 30, 2011	September 30, 2011	September 30, 2011
Recovery	$30,844	$33,598	$28,708	$93,150
Youth	(2,088)	1,165	2,902	1,979
Weight Management	1,035	1,271	3,348	5,654
Corporate	(5,522)	(5,447)	(4,796)	(15,765)

Total	$24,269	$30,587	$30,162	$85,018

The following is a reconciliation of CRC’s consolidated net income (loss) to EBITDA and Adjusted Pro Forma EBITDA for 2011 (in thousands):

	Quarter Ended			Year to Date
	March 31, 2011	June 30, 2011	September 30, 2011	September 30, 2011
Net income (loss)	$(887)	$4,352	$2,750	$6,215

Depreciation and amortization	4,903	4,842	5,008	14,753
Income tax expense (benefit)	(687)	3,355	4,014	6,682
Interest expense	11,757	12,165	10,237	34,159

EBITDA	15,086	24,714	22,009	61,809

ADJUSTMENTS TO EBITDA:
Discontinued operations	776	1,622	1,637	4,035
Asset impairment	4,401	—	—	4,401
Non-impairment restructuring activities	1,905	1,386	5,383	8,674
Stock-based compensation expense	736	621	703	2,060
Foreign exchange translation	1	2	32	35
Loss (gain) on fixed asset disposal	(29)	(3)	(94)	(126)
Management fees	891	665	399	1,955
Debt refinancing costs	542	1,368	98	2,008
Other non-recurring costs	(40)	212	(5)	167

Total adjustments to EBITDA	9,183	5,873	8,153	23,209

ADJUSTED PRO FORMA EBITDA	$24,269	$30,587	$30,162	$85,018

Net Revenue for 2010 (in thousands):

	Quarter Ended				Year Ended
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	December 31, 2010
Recovery	$78,666	$83,298	$82,963	$81,617	$326,544
Youth	14,902	17,761	19,104	14,688	66,455
Weight Management	5,017	7,388	11,304	4,863	28,572
Corporate	51	49	51	42	193

Total	$98,636	$108,496	$113,422	$101,210	$421,764

Operating Income (Loss) for 2010 (in thousands):

	Quarter Ended				Year Ended
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	December 31, 2010
Recovery	$25,403	$29,272	$28,198	$25,761	$108,634
Youth	(2,892)	(51,869)	(10,209)	(2,825)	(67,795)
Weight Management	(550)	(28)	2,809	(393)	1,838
Corporate	(7,672)	(7,607)	(8,891)	(7,455)	(31,625)

Total	$14,289	$(30,232)	$11,907	$15,088	$11,052

Adjusted Pro Forma EBITDA for 2010 (in thousands):

	Quarter Ended				Year Ended
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	December 31, 2010
Recovery	$27,965	$31,893	$30,908	$28,909	$119,675
Youth	(1,291)	410	1,611	(1,589)	(859)
Weight Management	(293)	569	3,093	(236)	3,133
Corporate	(4,937)	(4,706)	(4,583)	(4,613)	(18,839)

Total	$21,444	$28,166	$31,029	$22,471	$103,110

The following is a reconciliation of CRC’s consolidated net income (loss) to EBITDA and Adjusted Pro Forma EBITDA for 2010 (in thousands):

	Quarter Ended				Year Ended
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	December 31, 2010
Net income (loss)	$1,242	$(44,562)	$(5,099)	$2,316	$(46,103)

Depreciation and amortization	5,561	5,322	5,044	5,018	20,945
Income tax expense (benefit)	954	(8,030)	(33)	779	(6,330)
Interest expense	10,806	10,712	10,736	10,530	42,784

EBITDA	18,563	(36,558)	10,648	18,643	11,296

ADJUSTMENTS TO EBITDA:
Discontinued operations	1,022	862	1,214	815	3,913
Asset impairment	—	18,009	2,494	660	21,163
Goodwill impairment	—	43,671	9,052	—	52,723
Non-impairment restructuring activities	82	200	6,160	439	6,881
Stock-based compensation expense	1,172	1,173	99	878	3,322
Foreign exchange translation	(3)	2	13	3	15
Loss (gain) on fixed asset disposal	(5)	(9)	56	116	158
Management fees	545	674	1,240	1,031	3,490
Debt costs	70	71	65	65	271
Non-cash rent adjustments	—	(17)	(12)	(15)	(44)
Franchise taxes	(2)	—	—	(164)	(166)
Settlement of insurance brokerage antitrust litigation	—	88	—	—	88

Total adjustments to EBITDA	2,881	64,724	20,381	3,828	91,814

ADJUSTED PRO FORMA EBITDA	$21,444	$28,166	$31,029	$22,471	$103,110

Net Revenue for 2009 (in thousands):

	Quarter Ended				Year Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	December 31, 2009
Recovery	$74,647	$77,982	$78,105	$79,657	$310,391
Youth	17,021	18,238	19,658	14,550	69,467
Weight Management	4,704	6,233	9,459	5,097	25,493
Corporate	66	63	59	53	241

Total	$96,438	$102,516	$107,281	$99,357	$405,592

Operating Income (Loss) for 2009 (in thousands):

	Quarter Ended				Year Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	December 31, 2009
Recovery	$20,474	$25,533	$25,755	$26,245	$98,007
Youth	(2,161)	(110)	(24,884)	(8,588)	(35,743)
Weight Management	(925)	110	2,305	(119)	1,371
Corporate	(7,803)	(8,512)	(7,019)	(7,857)	(31,191)

Total	$9,585	$17,021	$(3,843)	$9,681	$32,444

Adjusted Pro Forma EBITDA for 2009 (in thousands):

	Quarter Ended				Year Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	December 31, 2009
Recovery	$23,584	$28,266	$28,921	$29,272	$110,043
Youth	429	2,003	3,522	(1,156)	4,798
Weight Management	(611)	496	2,660	99	2,644
Corporate	(4,992)	(5,543)	(4,037)	(3,633)	(18,205)

Total	$18,410	$25,222	$31,066	$24,582	$99,280

The following is a reconciliation of CRC’s consolidated net income (loss) to EBITDA and Adjusted Pro Forma EBITDA for 2009 (in thousands):

	Quarter Ended				Year Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	December 31, 2009
Net income (loss)	$(1,271)	$2,287	$(20,470)	$(7,623)	$(27,077)

Depreciation and amortization	5,911	5,799	5,860	5,734	23,304
Income tax expense (benefit)	(2,904)	2,229	369	(2,638)	(2,944)
Interest expense	11,954	11,869	11,522	9,943	45,288

EBITDA	13,690	22,184	(2,719)	5,416	38,571

ADJUSTMENTS TO EBITDA:
Discontinued operations	15	136	782	1,365	2,298
Asset impairment	1,417	—	3,143	6,940	11,500
Goodwill impairment	—	—	26,611	5,578	32,189
Non-impairment restructuring activities	1,442	709	468	1,105	3,724
Stock-based compensation expense	1,251	1,249	1,232	1,234	4,966
Foreign exchange translation	1	(8)	28	(29)	(8)
Loss (gain) on fixed asset disposal	72	98	429	706	1,305
Management fees	559	680	806	1,431	3,476
Transaction expenses	(19)	136	—	(33)	84
Write-off of cancelled acquisitions	(22)	84	—	—	62
Non-cash rent adjustments	—	—	—	402	402
Non-cash charge for insurance adjustment	—	—	—	494	494
Noncontrolling interest	(128)	9	147	(90)	(62)
Franchise taxes	47	(55)	44	44	80
Other non-recurring costs	3	—	95	19	117
Settlement of insurance brokerage antitrust litigation	82	—	—	—	82

Total adjustments to EBITDA	4,720	3,038	33,785	19,166	60,709

ADJUSTED PRO FORMA EBITDA	$18,410	$25,222	$31,066	$24,582	$99,280

Net Revenue for 2008 (in thousands):

	Quarter Ended				Year Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	December 31, 2008
Recovery	$76,067	$77,626	$78,248	$76,389	$308,330
Youth	20,417	23,354	25,146	18,132	87,049
Weight Management	5,784	7,232	9,570	4,830	27,416
Corporate	98	86	56	64	304

Total	$102,366	$108,298	$113,020	$99,415	$423,099

Operating Income (Loss) for 2008 (in thousands):

	Quarter Ended				Year Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	December 31, 2008
Recovery	$21,066	$22,704	$23,840	$17,087	$84,697
Youth	(928)	1,198	(139,789)	809	(138,710)
Weight Management	(561)	1	1,733	(413)	760
Corporate	(6,577)	(6,384)	(7,088)	(8,468)	(28,517)

Total	$13,000	$17,519	$(121,304)	$9,015	$(81,770)

Adjusted Pro Forma EBITDA for 2008 (in thousands):

	Quarter Ended				Year Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	December 31, 2008
Recovery	$23,774	$25,536	$26,608	$24,062	$99,980
Youth	1,025	3,158	4,431	1,035	9,649
Weight Management	(322)	205	2,010	(136)	1,757
Corporate	(4,224)	(4,142)	(4,326)	(4,160)	(16,852)

Total	$20,253	$24,757	$28,723	$20,801	$94,534

The following is a reconciliation of CRC’s consolidated net income (loss) to EBITDA and Adjusted Pro Forma EBITDA for 2008 (in thousands):

	Quarter Ended				Year Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	December 31, 2008
Net income (loss)	$(1,476)	$3,791	$(139,894)	$(2,555)	$(140,134)

Depreciation and amortization	5,610	5,877	5,967	5,636	23,090
Income tax expense (benefit)	(1,319)	2,842	(19,222)	417	(17,282)
Interest expense	14,517	12,505	13,126	13,975	54,123

EBITDA	17,332	25,015	(140,023)	17,473	(80,203)

ADJUSTMENTS TO EBITDA:
Discontinued operations	(416)	(519)	(52)	326	(661)
Asset impairment	—	—	23,880	6,956	30,836
Goodwill impairment	—	—	142,238	(1,068)	141,170
Non-impairment restructuring activities	—	—	—	1,584	1,584
Stock-based compensation expense	1,155	989	1,466	2,109	5,719
Foreign exchange translation	—	—	35	(7)	28
Loss (gain) on fixed asset disposal	(46)	45	(20)	89	68
Management fees	545	555	530	545	2,175
Transaction expenses	—	—	—	854	854
Write-off of cancelled acquisitions	86	38	116	—	240
Noncontrolling interest	(303)	(54)	301	(97)	(153)
Franchise taxes	44	44	39	44	171
(Gain) loss on sale of interest rate swap	1,618	(1,585)	1	(35)	(1)
(Gain) on debt retirement	—	—	—	(8,086)	(8,086)
Other non-recurring costs	—	8	—	114	122
Pre-acquisition Adjusted EBITDA from acquisitions	238	221	212	—	671
Settlement of insurance brokerage antitrust litigation					—

Total adjustments to EBITDA	2,921	(258)	168,746	3,328	174,737

ADJUSTED PRO FORMA EBITDA	$20,253	$24,757	$28,723	$20,801	$94,534

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 25, 2012

CRC HEALTH CORPORATION

By:	/s/ LEANNE M. STEWART
Name:	LeAnne M. Stewart
Title:	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)